Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

20. SUBSEQUENT EVENTS

Controlled Equity Offering

During the period from January 1, 2023 to April 4, 2023, pursuant to the Controlled Equity Offering (see note 13) we sold 195,044 ordinary shares for net proceeds of $1,284,931.

ColoAlert Intellectual Property

Our principal product is ColoAlert, a colorectal cancer (“CRC”) screening stool DNA (“deoxyribonucleic acid”) test. On January 1, 2019, we entered into an exclusive licensing agreement (the “Licensing Agreement”) with ColoAlert AS to license the ColoAlert test. On February 11, 2021, we obtained an option exercisable for three years to acquire the intellectual property for the ColoAlert test for (i) either a one-time cash payment of €2,000,000 or a €4,000,000 payment in ordinary shares at the valuation of our most recent financing plus (ii) a lifetime royalty payment of €5 per ColoAlert test sold (the “Option”). If we opt to make the one-time payment in cash, ColoAlert AS has the right to require us to pay the €2,000,000 in ordinary shares at the valuation of our most recent financing. Subsequent to February 11, 2021, ColoAlert AS assigned their interest in ColoAlert and in the Licensing Agreement and the Option to Uni Targeting Research AS.

On February 15, 2023, we entered into an Intellectual Property Asset Purchase Agreement (“IPA), which supersedes the Licensing and Options Agreements. Pursuant to the IPA we acquired the intellectual property for the ColoAlert test. Pursuant to the IPA, we were able to reduce the price paid for the intellectual property to (i) $2 million cash, to be paid out over the next four years, (ii) 300,000 ordinary restricted shares and (iii) a revenue share limited to $1 per test sold for a period of 10 years.

mRNA Biomarkers

In January 2022, we entered into a Technology Rights Agreement related to a portfolio of novel mRNA biomarkers developed at the Université de Sherbrooke (the “UdeS Biomarkers”) and owned by the University’s technology transfer entity SOCPRA Sciences Santé et Humaines S.E.C (TTS). Pursuant to the agreement, we acquired an exclusive unilateral option to acquire the intellectual property rights associated with the UdeS Biomarkers in exchange for a payment of €10,000 and an agreement to pay for the prosecution and maintenance of certain intellectual property relating to the UdeS Biomarkers.

We executed on the option on February 15, 2023 when we entered into an Assignment Agreement to acquire the intellectual property rights associated with the UdeS Biomarkers. In exchange for the UdeS Biomarkers, we are to (i) pay €25,000 in cash and (ii) a profit share of 2% of the net sales of any products that we sell using the UdeS biomarkers.